Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 4, 2018, between Kona Grill, Inc., a Delaware corporation (the “Company”), Ahwanova Limited, a company limited by shares incorporated under the laws of British Virgin Islands (“Ahwanova”), and Berke Bakay (“Bakay” and together with Ahwanova, each a “Purchaser” and collectively, the “Purchasers”) and each other Holder from time to time a party hereto.

WHEREAS, this Agreement is made in connection with the closing of the issuance and sale of the Company’s common stock, par value $0.01 per share (the “Shares”), pursuant to (1) the Subscription Agreements, dated as of May 2, 2018, by and between the Company and each of Wisdom Sail Limited, a limited liability company incorporated under the laws of Cayman Islands (“Wisdom”), and Bakay (as amended from time to time, the “Subscription Agreements”) and (2) the Assignment Agreement, dated as of May 3, 2018, by and between Wisdom and Ahwanova;

WHEREAS, in connection with the Subscription Agreements, the Company has agreed to register for resale by the Holder(s) (as defined below) the Shares purchased by the Purchasers; and

WHEREAS, it is the Company’s obligation under each Subscription Agreements to execute and deliver this Agreement to the Purchaser that is a party thereto.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

Article I
DEFINITIONS

Section 1.01     Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control” (including, the correlative meanings, “controlling”, “controlled by” and “under common control with”) means, with respect to a Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of equity interests, including but not limited to voting securities, by contract or agency or otherwise.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Block Trade” means any bought deal or block sale by the applicable Selling Holder to a financial institution.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Demand Registration” is defined in Section 2.02(a).

“Demand Registration Statement” is defined in Section 2.02(a).

“End of Suspension Notice” is defined in Section 2.05(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Holder” means each of the Purchasers and any Permitted Transferee.

“Indemnified Party” is defined in Section 2.10.

“Indemnifying Party” is in Section 2.10.

“Inspector” means an Inspector as defined in Section 2.06.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“NASDAQ” is defined in Section 3.01.

“Overnight Underwritten Offering” means an underwritten offering that is launched after the close of trading on one trading day and priced before the open of trading on the next succeeding trading day.

“Permitted Transferee” means any Person to whom a Holder sells, assigns or transfers all or a portion of its Registrable Securities; provided that (a) such Person is a Private Purchaser; and (b) such Private Purchaser executes a joinder to this Agreement under which it becomes a Holder under this Agreement and agrees to be bound by the provisions of this Agreement applicable to Holders.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Notice” is defined in Section 2.03.

“Piggy-Back Registration” is defined in Section 2.03.

“Piggy-Back Registration Statement” is defined in Section 2.03.

“Private Purchaser” means a Person to which a Purchaser sells, assigns or transfers its Registrable Securities in a transaction not registered under the Securities Act.

“Records” is defined in Section 2.06.

“Registrable Securities” means the Common Stock acquired by the Purchasers pursuant to the Subscription Agreements (equal to 2,651,261 shares of Common Stock being subscribed for by Ahwanova and 492,997 shares of Common Stock being subscribed for by Bakay) and any additional securities that may be issued or distributed or be issuable in respect of such Common Stock by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions until (a) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement; (b) such shares have been sold under circumstances in which all of the applicable conditions of Rule 144 are met; (c) such time as the Holders are permitted to sell such shares under Rule 144 without limitation on the amount of securities sold or the manner of sale; or (d) such shares are otherwise transferred to any Person other than a Permitted Transferee.

“Registration Expenses” is defined in Section 2.07.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants or financial advisors or other Persons associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 144A” means Rule 144A promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling or may sell Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Shelf Registration Statement” is defined in Section 2.01(a).

“Subscription Agreements” is defined in the Recitals.

“Suspension Event” is defined in Section 2.05(a).

“Suspension Notice” is defined in Section 2.05(b).

“Underwriter” means, with respect to any underwritten offering under this Agreement, an underwriter for such offering.

“Underwritten Demand Offering” is defined in Section 2.02(c).

“Underwritten Piggy-Back Offering” is defined in Section 2.02(c).

“Underwritten Shelf Offering” is defined in Section 2.01(c).

Article II
REGISTRATION RIGHTS

Section 2.01     Shelf Registration.

(a)     Preparation and Filing of Shelf Registration Statement. So long as the Company is eligible to use Form S-3 or similar short-form registration statement, at any time when a shelf registration statement on Form S-3 of the Company that provides for the resale of all of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) is not effective, as promptly as practicable following the written request of a Purchaser (but no later than thirty (30) days after the receipt of such written request), the Company shall (i) prepare and file a Shelf Registration Statement, and (ii) if such Shelf Registration Statement is not an “automatic shelf registration statement” as defined in Rule 405 of the Securities Act, use reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the receipt of such written request (but no later than sixty (60) days thereafter, or ninety (90) days thereafter if the Commission reviews and has written comments to the Shelf Registration Statement. The Company shall use reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period ending when all Registrable Securities covered by such Shelf Registration Statement are no longer Registrable Securities.

(b)     Selling Holders. In the event that a Shelf Registration Statement is filed after the date of this Agreement as provided under Section 2.01(a), as promptly as practicable (but no later than thirty (30) days) after the time the Shelf Registration Statement becomes or is declared effective, the Purchasers (and, if applicable, any other Holder) shall be named as Selling Holders in the Shelf Registration Statement, or in a prospectus supplement thereto, in such a manner as to permit such Holders to deliver a prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after the effectiveness of a new Shelf Registration Statement, upon the written request of any Holder, the Company shall file a supplement to such prospectus or amendment to the Shelf Registration Statement to name such Holder as a Selling Holder therein and shall use reasonable best efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof. Unless the Company and each Holder shall consent in writing, no party, other than a Holder, shall be a Selling Holder under the Shelf Registration Statement.

(c)     Underwritten Shelf Offering. The Holders may, by written notice to the Company, elect to sell some or all of the Registrable Securities registered pursuant to a Shelf Registration Statement, in the form of an underwritten offering under the Shelf Registration Statement (an “Underwritten Shelf Offering”); provided, that (i) the Company shall not be obligated to effect more than three (3) underwritten offerings under this Section 2.01(c) and Section 2.02; (ii) the Company shall not be obligated to effect an underwritten offering more than once in any six (6) month period; and (iii) the Company shall not be required to effect an Underwritten Shelf Offering unless the amount of such offering is expected to be at least $500,000. For the avoidance of doubt, the Holders may make an unlimited number of sales under any Shelf Registration Statement that are not underwritten offerings. Any request for an Underwritten Shelf Offering will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof (which may include a Block Trade or an Overnight Underwritten Offering). The Company shall select the Underwriter or Underwriters in connection with any such Underwritten Shelf Offering; provided that such Underwriter or Underwriters must be reasonably satisfactory to the Holders. Unless the Company and each Holder shall consent in writing, no party, other than a Holder, shall be permitted to offer securities in connection with any such Underwritten Shelf Offering.

(d)     Filing of Additional Registration Statements. The Company shall prepare and file such additional registration statements or prospectus supplements thereto as may be necessary under the rules and regulations promulgated pursuant to the Securities Act and use reasonable best efforts to cause such registration statements to be declared effective by the Commission so that the registration statement remains continuously effective with respect to resales of Registrable Securities as of and for the period required under the last sentence of Section 2.01(a) and the Holders may sell Registrable Securities as Selling Holders thereunder, such subsequent registration statements to constitute a Shelf Registration Statement hereunder. To the extent that the Company is a well-known seasoned issuer (as defined in Rule 405 of the Securities Act, each Shelf Registration Statement shall be an automatic shelf registration statement on Form S-3. To the extent that the Company is not eligible to use an automatic shelf registration statement on Form S-3, the Shelf Registration Statement shall be a non-automatic shelf registration statement on Form S-3, or if the Company ceases to be eligible to use Form S-3, the Shelf Registration Statement shall be a registration statement on Form S-1.

Section 2.02     Demand Registration.

(a)     Request for Registration. In the event that the Company fails to file, has not filed or, if filed, fails to maintain the effectiveness of, a Shelf Registration Statement then, in addition to any other remedies the Holders may have, at law or in equity, one or more Holders may make a written request to the Company for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). As promptly as practicable (but no later than thirty (30) days) after receipt of the written request for the Demand Registration, the Company shall prepare and file a registration statement on an appropriate form with respect to any Demand Registration (a “Demand Registration Statement”) and shall use reasonable best efforts to cause the Demand Registration Statement to be declared effective by the Commission as promptly as reasonably practicable (but no later than sixty (60) days, or ninety (90) days if the Commission reviews and has written comments to the Demand Registration Statement) after the filing thereof and the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period ending when all Registrable Securities covered by the Demand Registration Statement are no longer Registrable Securities. The Company shall not be obligated to effect more than three (3) underwritten offerings under Section 2.01(c) and this Section 2.02. Any request for a Demand Registration will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof (which may include a Block Trade or an Overnight Underwritten Offering). Unless the Company and each Holder shall consent in writing, no party, other than a Holder, shall be permitted to offer securities in connection with any such Demand Registration. Any Holder that has requested its Registrable Securities be included in a Demand Registration pursuant to this Section 2.02(a) may withdraw all or any portion of its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from Holders with respect to all of the Registrable Securities to be included in the Demand Registration, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement.

(b)     Effective Registration. A registration will not count as a Demand Registration until the applicable Demand Registration Statement has become effective.

(c)     Underwritten Demand Offering. If a Holder so elects, by written notice to the Company, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering (an “Underwritten Demand Offering”); provided, however, that (i) the Company shall not be obligated to effect more than three (3) underwritten offerings under Section 2.01(c) and this Section 2.02,(ii) the Company shall not be obligated to effect an underwritten offering more than once in any six (6) month period; and (iii) the Company shall not be required to effect an Underwritten Demand Offering unless the amount of such offering is expected to be at least $500,000. A majority in interest of the Holders participating in an Underwritten Demand Offering shall select the Underwriter or Underwriters in connection with any such Underwritten Demand Offering; provided that such Underwriter or Underwriters must be reasonably satisfactory to the Company. Unless the Company and each Holder shall consent in writing, no party, other than a Holder, shall be permitted to offer securities in connection with any such Underwritten Demand Offering.

Section 2.03     Piggy-Back Registration. If the Company proposes to file a registration statement under the Securities Act with respect to any offering of its securities for its own account or for the account of any of its securityholders (other than (a) any registration statement filed by the Company under the Securities Act pursuant to Section 2.01 or Section 2.02, (b) a registration statement on Form S-4 or Form S-8 (or any related form or substitute form that may be adopted by the Commission), (c) a registration incidental to an issuance of debt securities, (d) in connection with any dividend or distribution reinvestment or similar plan, or (e) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement, a dividend reinvestment plan, or a merger or consolidation) (a “Piggy-Back Registration Statement”), then the Company shall give written notice of such proposed filing to the Holders (a “Piggy-Back Notice”) as soon as practicable (but in no event less than fifteen (15) days before the anticipated filing date) (such a registration, a “Piggy-Back Registration”). The Piggy-Back Notice shall state the intended method of disposition of the securities in the Piggy-Back Registration, and such notice shall offer the Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request. Any Holder may elect to include its Registrable Securities in such Piggy-Back Registration by delivering written notice of such election (including the number of shares of Registrable Securities it desires to include) within fifteen (15) days of receipt of the Piggy-Back Notice. If the Piggy-Back Registration is in the form of an underwritten offering (an “Underwritten Piggy-Back Offering”), the Company shall use reasonable best efforts to cause the managing Underwriter or Underwriters of such Underwritten Piggy-Back Offering to permit the Registrable Securities requested to be included therein to be included on the same terms and conditions as apply to the Company and any other securityholders. Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggy-Back Registration at any time prior to the effectiveness of such Piggy-Back Registration Statement. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Piggy-Back Registration Statement at any time prior to the effectiveness thereof. The Company shall not be obligated to effect more than three (3) registrations under this Section 2.03. A registration will not count for purposes of the immediately preceding sentence until the applicable Piggy-Back Registration Statement has become effective.

Section 2.04     Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.01(c), Section 2.02 or Section 2.03 advise the Company and the Holders of the Registrable Securities included in such offering in writing that the inclusion of the number of securities requested to be included in such underwritten offering creates a substantial risk that the price per share will be reduced or will otherwise materially adversely affect the timing, the distribution method, or the probability of success of such offering, then the amount of securities to be offered shall be reduced to a number that, in the opinion of such managing Underwriter or Underwriters can be sold without creating such a risk or having such other material adverse effect, and such number of securities shall be allocated as follows:

(a)     in the event of an Underwritten Shelf Offering or an Underwritten Demand Offering, the securities to be included in such Underwritten Shelf Offering or Underwritten Demand Offering shall be allocated solely to the Holders that have requested to participate in such Underwritten Shelf Offering or Underwritten Demand Offering on a pro rata basis based on the relative number of Registrable Securities then held by them; and

(b)     in the event of an Underwritten Piggy-Back Offering, the securities to be included in such Underwritten Piggy-Back Offering shall be allocated, (i) first, to the Company and/or any Person (other than a Holder) exercising a contractual right to demand the registration and sale of its securities in such Underwritten Piggy-Back Offering (it being understood there are no such contractual rights in effect as of the date of this Agreement), as the case may be, (ii) second, and only if all the securities referred to in clause (i) have been included, to the Holders that have requested to participate in such Underwritten Piggy-Back Offering on a pro rata basis based on the relative number of Registrable Securities then held by each of them and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included, any other securities eligible for inclusion in such Underwritten Piggy-Back Offering (it being understood there are no such eligible securities as of the date of this Agreement).

Section 2.05     Black-Out Periods.

(a)     Notwithstanding the provisions of Section 2.01 or Section 2.02, the Company shall be permitted (x) to postpone the filing of any Shelf Registration Statement filed pursuant to Section 2.01 or any Demand Registration Statement filed pursuant to Section 2.02, (y) to suspend the effectiveness of any Shelf Registration Statement or Demand Registration Statement or (z) to require the Holders not to sell Registrable Securities under any Shelf Registration Statement or Demand Registration Statement, in each case, for such times as the Company reasonably may determine is necessary and advisable, if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) the board of directors of the Company determines in good faith that (A) disclosure of a material transaction that would otherwise be required to be disclosed due to such registration would have an adverse effect on the Company or the Company’s ability to consummate such a material transaction, (B) such registration or continued registration would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (C) such registration or continued registration would render the Company unable to comply with the requirements of the Securities Act or Exchange Act; or (ii) solely in the case of foregoing clause (y) or clause (z), the board of directors of the Company determines in good faith that the Company is required by law, rule or regulation to supplement or amend a Shelf Registration Statement or Demand Registration Statement in order to ensure that it (or the prospectus contained therein) does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of any Suspension Event, the Company shall use reasonable best efforts to resolve the Suspension Event and to file the applicable Shelf Registration Statement or Demand Registration Statement, to cause the applicable Shelf Registration Statement or Demand Registration Statement to become effective and/or to permit resumed use of the Shelf Registration Statement or Demand Registration Statement, as applicable, as soon as reasonably possible. If the Company exercises a suspension under this Section 2.05(a), then during the period of such suspension, the Company shall not engage in any transaction involving the offer, issuance, sale or purchase of Company equity securities (whether for the benefit of the Company or a third Person), except (A) transactions involving the issuance or purchase of Company equity securities as contemplated by employee benefit plans or employee or director arrangements and (B) the issuance of Company equity securities as acquisition consideration pursuant to any transaction described in clause (i) of this Section 2.05(a).

(b)     The Company will provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event within three (3) Business Days after its occurrence; provided, however, that the Company shall not be permitted to exercise a suspension pursuant to Section 2.05(a) more than twice during any twelve (12)-month period, more than once per quarter or for a period exceeding sixty (60) days on any one occasion. Upon receipt of a Suspension Notice, each Holder agrees that it will (i) immediately discontinue offers and sales of Registrable Securities under the applicable Shelf Registration Statement or Demand Registration Statement and (ii) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the applicable Shelf Registration Statement or Demand Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly (and no later than three (3) Business Days) following the conclusion of any Suspension Event and its effect.

(c)     Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement or Demand Registration Statement pursuant to Section 2.05(a), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement or Demand Registration Statement shall be maintained effective (including the period referred to in Section 2.06(a)) by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the Registrable Securities covered by such Shelf Registration Statement or Demand Registration Statement are no longer Registrable Securities.

Section 2.06     Registration Procedures; Filings; Information. Subject to Section 2.05, in connection with any Shelf Registration Statement under Section 2.01, any Demand Registration Statement under Section 2.02 or Piggy-Back Registration Statement under Section 2.03, the Company will use reasonable best efforts to effect the registration and the sale of the applicable Registrable Securities in accordance with the intended method of disposition thereof as quickly as possible, and in connection with any such request:

(a)     The Company will as expeditiously as practicable, pursuant to the timing requirements set forth herein, prepare and file with the Commission the applicable registration statement on the applicable form required under this Agreement (or, if this Agreement does not require a form, any appropriate form permitting for the sale of the Registrable Securities according to the intended method of disposition) and use reasonable best efforts to cause such registration statement to become and remain effective (i) in the case of a Shelf Registration Statement, for the period described in the last sentence of Section 2.01(a) and (ii) in the case of a Demand Registration Statement or Piggy-Back Registration Statement, for a period of not less than 180 days from the effective date of such registration statement or until all Registrable Securities covered by such Demand Registration Statement or Piggy-Back Registration Statement (as applicable) have been sold.

(b)     The Company will prior to filing a registration statement or prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement, prospectus, amendment or supplement or Issuer Free Writing Prospectus as proposed to be filed with copies of all documents proposed to be filed, which documents shall be subject to the reasonable review of such Selling Holder and Underwriter, if any, and their respective counsel and not file any such registration statement, prospectus, amendment or supplement or Issuer Free Writing Prospectus to which any Selling Holder or the Underwriter, if any, shall reasonably object; provided, that the Company shall not be responsible for any delay in filing due to such objections. The Company shall thereafter furnish or make available to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (and upon request, all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus), any Issuer Free Writing Prospectus and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c)     After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of (i) any stop order issued or threatened by the Commission or any order by the Commission or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (ii) any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or for additional information or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(d)     The Company will promptly take all reasonable actions required to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final registration statement.

(e)     The Company will use reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended method of disposition) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (e).

(f)     The Company will promptly notify each Selling Holder of Registrable Securities, at any time when a prospectus covering the resale of such Registrable Securities is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of such Registrable Securities for sale in any jurisdiction, (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment and (iii) make available or deliver to each Selling Holder and each Underwriter, if any, without charge, as many copies of the applicable prospectus (including each preliminary prospectus), any amendment or supplement thereto and such other documents necessary to facilitate the disposition of the Registrable Securities as such Selling Holder or Underwriter may reasonably request.

(g)     The Company will promptly (i) incorporate in a prospectus supplement or post-effective amendment such information as the Underwriter or the applicable Selling Holders reasonably request be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment, (ii) in the case of such a post-effective amendment, use reasonably best efforts to cause such post-effective amendment to be declared effective by the Commission as soon as reasonably possible (if such post-effective amendment is not automatically effective upon filing with the Commission), and (iii) make available or furnish to each Selling Holder and each Underwriter, if any, without charge, as many conformed copies as such Selling Holder or Underwriter may reasonably request of the applicable registration statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference); provided, that the Company shall have no obligation to incorporate any information if the Company reasonably expects that so doing would cause such registration statement, prospectus supplement or post-effective amendment to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)     The Company will enter into customary agreements (including an underwriting agreement, if any, in customary form) and use reasonable best efforts to take such other actions as the applicable Selling Holders or Underwriters, if any, reasonably request and that are required for the disposition of such Registrable Securities, including, without limitation, (A) obtaining for delivery to such Selling Holders or the purchaser(s) of the relevant Registrable Securities or Underwriters, as the case may be, with copies to such Selling Holders, an opinion or opinions from counsel for the Company dated as of the closing date of the applicable offering, in the form customarily given in opinions of the Company’s counsel to underwriters in underwritten registered offerings, which opinions shall be reasonably satisfactory to such Underwriters and their counsel, (B) in the case of an underwritten offering, obtaining for delivery to such Underwriters, with copies to such Selling Holders, a comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by comfort letters as such Underwriters reasonably request, dated the date of the relevant underwriting agreement and brought down to the closing of the relevant underwritten offering, and (C) cooperating with such Selling Holders and Underwriters and their respective counsel in connection with any other filings required to be made with FINRA (if any).

(i)     The Company will make available upon reasonable notice and during normal business hours for inspection by any applicable Underwriter and any attorney, accountant or other professional retained by any such Underwriter (collectively, the “Inspectors”), all financial and other book and records, pertinent corporate documents and books and records relating to the properties of the Company or its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any Inspector in connection with such registration statement and related due diligence defense, provided that such Records that are furnished by the Company and that are non-public shall be used only in connection with such registration .

(j)     The Company will otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(k)     The Company may require each applicable Selling Holder to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

(l)     Each Selling Holder agrees that it will promptly notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

(m)     In the case of an underwritten offering, the Company will cooperate with the customary marketing efforts of the Underwriters, including, without limitation, providing information and materials and making appropriate senior executive officers of the Company available to participate in meetings, customary “road show” presentations and/or investor conference calls to market the Registrable Securities that may be reasonably requested by the Underwriters in any such underwritten offering and otherwise to reasonably facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

(n)     In the case of an Overnight Underwritten Offering (if the Company is permitted to conduct a takedown off of a Shelf Registration Statement in the form of an Overnight Underwritten Offering), the Company will use its reasonable best efforts to effect the registration and the sale of the applicable Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable; provided that the applicable Selling Holders provide the Company with at least three (3) Business Days’ notice of such offering.

(o)     The Company will provide a transfer agent, registrar and CUSIP number for all the applicable Registrable Securities no later than the effective date of the applicable registration statement.

(p)     The Company will use commercially reasonable efforts to cooperate with the applicable Selling Holders and/or Underwriters, as the case may be, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denomination (consistent with the provisions of the governing documents thereof) and registered in such names as each Selling Holder or Underwriter, as the case may be, may reasonably request at least three (3) Business Days prior to any sale of Registrable Securities.

Section 2.07     Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) the fees and expenses incurred in connection with the listing of the Registrable Securities on NASDAQ or other applicable national securities exchange, and (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters requested pursuant to Section 2.06(h)). The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any transfer taxes relating to the registration or sale of the Registrable Securities, nor will the Company have any obligation to pay any attorneys’ or other advisors’ fees of the Selling Holders.

Section 2.08     Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Holder, each member, limited partner or general partner thereof, each member, limited partner or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, stockholders, employees, advisors, and agents and each Person, if any, who controls such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) (each, a “Loss”, and collectively, “Losses”) that (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities or any amendment or supplement thereto, any preliminary prospectus or any Issuer Free Writing Prospectus (in each case, including any document incorporated by reference therein), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission with respect to information relating to such Selling Holder that was included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein or that are due to such Selling Holder’s failure to deliver a copy of such registration statement or prospectus relating to such Registrable Securities or any amendment or supplement thereto, any preliminary prospectus or any Issuer Free Writing Prospectus (in each case, including any document incorporated by reference therein) after the Company has made available or furnished such Selling Holder with copies of the same prior to any written confirmation of the sale of Registrable Securities, or (b) any violation or alleged violation by the Company of any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with such registration, disclosure document or related document or report. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any Indemnified Party.

Section 2.09     Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives to the same extent as the foregoing indemnity from the Company to such Selling Holder pursuant to Section 2.08, but only with respect to (a) written information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities of such Selling Holder or any amendment or supplement thereto, or any preliminary prospectus and (b) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, any preliminary prospectus or any Issuer Free Writing Prospectus (in each case, including any document incorporated by reference therein), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, in no event will the liability of a Selling Holder under this Section 2.09 or Section 2.11 or otherwise hereunder exceed the net proceeds actually received by such Selling Holder from the sale of its Registrable Securities hereunder. This indemnity shall be in addition to any liability each Selling Holder may otherwise have.

Section 2.10     Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.08 or Section 2.09, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Section 2.08 or Section 2.09, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.08, the applicable Purchaser and (ii) in the case of Persons indemnified pursuant to Section 2.09, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

Section 2.11    Contribution.

(a)     If the indemnification provided for in Section 2.08 or Section 2.09 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any Losses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)     The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 2.11(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.11, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.11 are several in such proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders, and not joint.

Section 2.12     Participation in Underwritten Offerings. No Person may participate in any underwritten offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting agreement (which shall be reasonably satisfactory to such Person in form and substance) and (b) completes and executes all customary questionnaires and other documents reasonably required under the terms of such customary underwriting agreement.

Section 2.13     Rule 144. The Company covenants that it will timely file (or obtain extensions in respect thereof and file within the applicable grace period) any reports required to be filed by it under the Securities Act and the Exchange Act to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A. Upon the reasonable request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 2.14     Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any current or future holder of any securities of the Company that (a) would allow such current or future holder to require the Company to include securities in any Underwritten Shelf Offering or Underwritten Demand Offering or (b) constitute contractual rights of the type described in Section 2.04(b)(i) (i.e., that would allow such current or future holder to require the Company to include securities in any Underwritten Piggy-Back Offering on a basis that has priority over the Registrable Securities of the Selling Holders). The Company hereby represents and warrants to the Holders that Schedule A hereto sets forth a correct and complete list of all other currently effective registration rights granted by the Company to other holders of its securities as of the date of this Agreement.

Section 2.15     Restriction on Sales of Common Stock. Without the Company’s prior written consent, the Holders, collectively, shall not be permitted to sell more than an aggregate of 2,000,000 shares of Common Stock (as such number shall be adjusted for any conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions affecting such shares) pursuant to any Shelf Registration Statement, Demand Registration Statement or Piggy-Back Registration Statement in any quarter ending after the date of this Agreement.

Section 2.16     Termination. This Agreement shall terminate and be of no further force or effect when there shall be no Registrable Securities outstanding; provided, that Section 2.08, Section 2.09, Section 2.10 and Section 2.11 shall survive any such termination.

Article III
MISCELLANEOUS

Section 3.01     NASDAQ Listing. For so long as any Common Stock is listed on the NASDAQ Global Market (“NASDAQ”) or any other stock exchange, the Company shall use reasonable best efforts to cause any Registrable Securities to be listed on the NASDAQ or such other exchange by the date that the Shelf Registration Statement, Demand Registration Statement or Piggy-Back Registration Statement, as applicable, has been declared effective by the Commission.

Section 3.02     Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and any requirement of the Holders to post a bond or provide an indemnity in any such action.

Section 3.03     Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the written consent of the Company and the Purchasers (on behalf of the Holders). Any waiver of, or consent to the departure from, any provision of this Agreement must be in writing and signed by the party entitled to the benefit of such provision. Any such waiver or consent shall not operate or be construed as a waiver of any subsequent non-compliance with, or as a consent to the departure from, any provision. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.04     Notices.

(a)      All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, facsimile or air courier guaranteeing overnight delivery:

if to Ahwanova: at Ahwanova’s most recent address on the books and records of the Company with a copy to (which shall not constitute notice):

Cathy Jiang

5/F Plateno Group Plaza,No.300,Xinjiaoxi Road

Haizhu District, Guangzhou, China, 510260

Email: cathy.jiang@asunion.com

Telephone: +86 15814584032

if to the Bakay: at the Bakay’s most recent address on the books and records of the Company; and

if to the Company:

Kona Grill, Inc.

15059 North Scottsdale Road, Suite 300

Scottsdale, Arizona 85254

Attention: Chief Executive Officer

in each case, or to such other address as the Holders or the Company may hereafter specify in writing.

(b)     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if sent by facsimile; on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery, and when receipt is acknowledged in writing by addressee or receipt is otherwise confirmed, if by electronic mail.

Section 3.05     Successors and Assigns. Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder, provided, however, that the Holder may assign any of its rights, interests, or obligations hereunder to an Affiliate of the Holder without the prior written consent of the Company. The rights and obligations of the Company under this Agreement shall not be assignable by the Company to any other Person. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.06     Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.07     Governing Law. The laws of the State of Delaware shall govern this Agreement without regard to principles of conflict of Laws. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Subscription Agreements.

Section 3.08     No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.10     Interpretation. Unless expressly provided for elsewhere in this Agreement, this Agreement will be interpreted in accordance with the following provisions: (a) the words “this Agreement,” “herein,” “hereby,” “hereunder,” “hereof,” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion, article, section, subsection or other subdivision of this Agreement in which any such word is used; (b) examples are not to be construed to limit, expressly or by implication, the matter they illustrate; (c) the word “including” and its derivatives means “including without limitation” and is a term of illustration and not of limitation; (d) all definitions set forth herein are deemed applicable whether the words defined are used herein in the singular or in the plural and correlative forms of defined terms have corresponding meanings; (e) the word “or” is not exclusive, and has the inclusive meaning represented by the phrase “and/or”; (f) a defined term has its defined meaning throughout this Agreement and each exhibit and schedule to this Agreement, regardless of whether it appears before or after the place where it is defined; (g) wherever used herein, any pronoun or pronouns will be deemed to include both the singular and plural and to cover all genders; (h) this Agreement has been jointly prepared by the parties, and this Agreement will not be construed against any Person as the principal draftsperson hereof or thereof and no consideration may be given to any fact or presumption that any party had a greater or lesser hand in drafting this Agreement; (i) the captions of the articles, sections or subsections appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement; (j) any references herein to a particular Section or Schedule means a Section or Schedule to this Agreement unless otherwise expressly stated herein; and (k) all references to days mean calendar days unless otherwise provided.

Section 3.11     Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.12     Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.13     Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.14     No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns and all Indemnified Parties, any rights, remedies or other benefits under or by reason of this Agreement.

(Remainder of page intentionally left blank; Signature page follows)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written above.

COMPANY

Kona Grill, Inc.

By:	/s/ Christi Hing
Name:	Christi Hing
Title:	Chief Financial Officer

PURCHASERS

Ahwanova Limited

By:	/s/ Zheng Nan Yan
Name:	Zheng Nan Yan
Title:	Director

/s/ Berke Bakay
Berke Bakay

Schedule A

None.